                                                                    EXHIBIT 99.4

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE "STATE") OF THE UNITED STATES OF AMERICA AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, TO A U.S. PERSON (AS DEFINED IN REGULATION S ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT) OR WITHIN THE UNITED STATES UNLESS SUCH SHARES ARE (I) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES ACT (A "STATE ACT"), OR (II) EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE ACT AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT REASONABLY SATISFACTORY TO IT, OR (III) SOLD IN ACCORDANCE WITH REGULATIONS S, OR (IV) SOLD PURSUANT TO RULE 144 OF THE ACT.

                                                                             ISO

                           GENETRONICS BIOMEDICAL LTD.

                        INCENTIVE STOCK OPTION AGREEMENT

      GENETRONICS BIOMEDICAL LTD. (the "Company") has granted to ________________________(the "Optionee"), an option to purchase a total of
________ (_______) shares of Common Stock (the "Shares"), at the price set out herein, and, except as otherwise specifically provided herein, in all respects subject to the terms, definitions and provisions of the AMENDED 1997 STOCK OPTION PLAN (the "Plan") adopted by the Company which is incorporated herein by reference. Terms defined in the Plan shall have the same defined meanings herein.

1. NATURE OF THE OPTION. This Option is granted in connection with and in furtherance of the Company's compensatory benefit plan for employees (including officers), directors and consultants and is intended to: (i) qualify as an "incentive stock option" within the meaning of Section 422 of the Code, (ii) comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act, and (iii) satisfy the requirements of Section 25102(o) of the California Corporate Securities Law of 1968, as amended.

2. EXERCISE PRICE. The EXERCISE PRICE IS $ (U.S. funds) for each share of Common Stock.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of the Plan as follows:

     3.1  RIGHT TO EXERCISE.

          (a) Subject to subsection 3.1(b) below, this Option shall be exercisable cumulatively as follows:

               (i) immediately, as to __________ (_____) of the Shares subject to the Option, and ending on the Expiry Date;

               (ii) as to a further _________ (_____)of the Shares subject to the Option, or any portion thereof, during the period commencing ______ year from the Date of Grant and ending on the Expiry Date;

               (iii) as to a further of the Shares subject to the Option, or any portion thereof, during the period commencing from the Date of Grant and ending on the Expiry Date;

               (iv) as to or the balance of the Shares subject to the Option, or any portion thereof, during the period commencing from the Date of Grant and ending on the Expiry Date; PROVIDED THAT, IF ON THE DATE OF GRANT OF THIS OPTION THE PLAN, OR ANY AMENDMENTS THERETO, HAVE NOT BEEN APPROVED BY THE COMPANY'S SHAREHOLDERS, THIS OPTION SHALL NOT BE EXERCISABLE UNTIL SUCH APPROVAL HAS BEEN OBTAINED.

     Notwithstanding the foregoing, no portion of the Option shall be exercisable to the extent that the Fair Market Value of the Shares subject to the Option first becoming exercisable would exceed US$100,000 (valued as at the Date of Grant) in a single calendar year, and such excess portion shall first become exercisable on the first day of the next subsequent calendar year to the extent that the Fair Market Value of the Shares (valued as at the Date of Grant) which first become exercisable in that year do not exceed US$100,000.

     In calculating this US$100,000 limit, all Options granted to the Optionee under the Plan and any other stock option plan sponsored by the Company or an Affiliate of the Company shall be taken into account, and if Shares under more than this Option have their exercisability delayed by operation of this rule, such Shares shall become exercisable in accordance with this rule in the order in which the affected options were granted.

          (b)  This Option may not be exercised for a fraction of a share.

          (c) In the event of the Optionee's death, disability or other termination of employment, the exercisability of this Option is governed by the provisions of the Plan.

          (d) By exercising an Option an Optionee agrees to notify the Company in writing of any disposition of any of Shares issued upon exercise of this Option within fifteen (15) days after the date of any disposition of any of such Shares that occurs within two (2) years after the date of grant of this Option or within one (1) year after such Shares are transferred upon exercise of this Option.

          (e) By exercising this Option the Optionee agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that the Optionee not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by the

Optionee, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. The Optionee further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Optionee's Stock until the end of such period.

     3.2  REORGANIZATION. In the event of a reorganization as defined in this
Section 3.2 in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company on or after the effective date of the reorganization, then unless provision is made by the acquiring corporation for the assumption of each Option granted under this Plan, or the substitution of an option therefor, such that no "modification" of any such Option occurs under Section 424 of the Code, the Option granted under this agreement shall become exercisable in full upon the Committee giving the Optionee the notice provided for in subparagraph 11.3 of the Plan, notwithstanding the cumulative schedule set forth in subsection 3.1(b) above, and such Option shall terminate upon the consummation of such reorganization. The term "reorganization" as used in this subsection 3.2 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

     3.3 METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company. The written notice shall be accompanied by payment of the exercise price as provided in
Section 5 below.

     No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law, including all tax withholding laws, and the requirements of any stock exchange upon which the Shares may then be listed.

4. OPTIONEE'S REPRESENTATIONS. If the Optionee is a resident or citizen of the United States of America, then in the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company the Optionee's Investment Representation Statement in such form as may be required in the opinion of the Company's legal counsel to comply with applicable state and federal securities laws.

5. METHOD OF PAYMENT. Payment of the exercise price shall be by way of cheque, in Canadian funds, made payable to the Company in an amount equal to the full purchase price of the number of Shares specified in the notice of exercise.

6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such shares would violate any applicable federal or state securities or other law or regulation, or the rules, regulations or listing requirements of any stock exchange upon which the shares are listed or included.

7. RESIDENTS OF THE UNITED STATES. If the Optionee is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Shares may be endorsed with the following or a similar legend: "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any state ("State") of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States of America unless such shares are (i) registered under the Act and any applicable State securities act (a "State Act"), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or
(iii) sold in accordance with Regulation S."

8. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's Guardian, if any, as provided in the Plan. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9. TERM OF OPTION. The term of this Option may not exceed five (5) years if the Optionee owns, immediately before this Option is granted, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, and may be exercised during such term only in accordance with the Plan and the terms of this Option. This Option is for a TERM OF TEN (10) YEARS, expiring on ___________, (the "Expiry Date").

10. EARLY DISPOSITION OF STOCK. The Optionee understands that if the Optionee disposes of any Shares received under this Option within two (2) years after the date of this agreement or within one year after such Shares were transferred to the Optionee, the Optionee may be treated for United States of America federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to Optionee over the price paid for the Shares. The Optionee hereby agrees to notify the Company in writing within fifteen (15) days after the date of any such disposition.

11. NOT EMPLOYMENT AGREEMENT. This agreement is not an employment agreement, and nothing contained in this agreement shall obligate the Company or an Affiliate of the Company to retain the Optionee as an employee, officer, director, or consultant for any period, nor shall this agreement interfere in any way with the right of the Company or Affiliates of the Company to reduce the Optionee's compensation.

DATE OF GRANT:
              -----------------
                                    GENETRONICS BIOMEDICAL LTD.

                              By:
                                  -----------------------------------------
                                  Lois J. Crandell, President & CEO

Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto; represents that Optionee is familiar with the terms and provisions of the Plan; and hereby accepts this Option subject to all of the terms and provisions of the Plan. Optionee further acknowledges that if the Plan has not been approved by the Company's shareholders on the date of grant of this Option, this Option is not exercisable until such approval has been obtained.

OPTIONEE:

                                     Date Signed:
---------------------------------                 --------------------------
Name Here


Address:

---------------------------------

---------------------------------

                                    EXHIBIT A

                          STOCK OPTION EXERCISE NOTICE
                                       AND
                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:        Name here

COMPANY:          GENETRONICS BIOMEDICAL LTD.

SECURITY:         COMMON STOCK

AMOUNT:           ________________________________
                  (No. of shares to be exercised)

DATE:             ________________________________


--------------------------------------------------------------------------------

I hereby give notice of my election to purchase the above-described Securities pursuant to exercise of options granted under the GENETRONICS BIOMEDICAL LTD. 1997 Stock Option Plan. In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser satisfactory to the Company or a no-action letter is received from the Securities and Exchange Commission.

          (d) I am aware of the provisions of Rule 144(1)1 promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company; the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of Securities being sold during any three month period not exceeding the specified limitations stated therein.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period has been satisfied.

          (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with a registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) I further agree (i) to provide such additional documents as the Company may require pursuant to the terms of the 1997 Stock Option Plan, (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company's tax withholding obligation, if any, relating to the exercise of this incentive stock

--------
(1) may not be applicable due to Company's reliance on Regulation S Rule 903/904 exemption for foreign issuer.

option, and (iii) to notify the Company in writing of any disposition of the Securities within fifteen (15) days after the date of such disposition that occurs within two (2) years after the date of grant of this incentive stock option or within one (1) year after such Securities are issued upon exercise of this incentive stock option.

     (h) I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any of the Securities or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to these Securities until the end of such period.

          (i) I further understand that if the Plan has not been approved by the Company's shareholders, this Option is not exercisable until such approval has been obtained.

Signature of Purchaser:


---------------------------------            --------------------------
Name here                                    Date:

THIS OPTION AGREEMENT AND ANY SECURITY TO BE ISSUED THEREUNDER IS SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL
______________________, __________ EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND REGULATIONS MADE UNDER THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE ("STATE") OF THE UNITED STATES OF AMERICA AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, TO A U.S. PERSON (AS DEFINED IN REGULATION S ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT) OR WITHIN THE UNITED STATES UNLESS SUCH SHARES ARE (I) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES ACT (A "STATE ACT"), OR (II) EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE ACT AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT REASONABLY SATISFACTORY TO IT, OR (III) SOLD IN ACCORDANCE WITH REGULATIONS S OR (IV) SOLD PURSUANT TO RULE 144 OF THE ACT.

                                                                         NON-ISO

                          GENETRONICS BIOMEDICAL LTD.
                      NONSTATUTORY STOCK OPTION AGREEMENT

     Genetronics Biomedical Ltd. (the "Company") has granted to ________________ __________________________(the "Optionee"), an option to purchase a total of
______________________________ (___________________) shares of Common Stock, at the price set out herein, and, except as otherwise specifically provided herein, in all respects subject to the terms, definitions and provisions of the 1997 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. Terms defined in the Plan shall have the same defined meanings herein.

     1. NATURE OF THE OPTION. This Option is granted in connection with and in furtherance of the Company's compensatory benefit plan for employees (including officers), directors and consultants and is intended to: (i) comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act, (ii) satisfy the requirements of Section 25102(o) of the California Corporate Securities Law of 1968, as amended, and (iii) not qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     2. EXERCISE PRICE. The exercise price is $________________ (US$) for each share of Common Stock.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of the Plan as follows:

          3.1  RIGHT TO EXERCISE.

               (a) Subject to subsection 3.1(b) below, this Option shall be exercisable cumulatively as follows:

                    (i)  immediately, as to ____________________(_____________)
of the Shares subject to the Option;

                    (ii)      as to a further ___________________________
(_____________) of the Shares subject to the Option, or any portion thereof, during the period commencing _____________________ (________________) from the
Date of Grant and ending on the Expiry Date;

                    (iii)     as to a further _____________________
(________________) of the Shares subject to the Option, or any portion thereof, during the period commencing _____________________ (________________) from the
Date of Grant and ending on the Expiry Date;

                    (iv)      as to a further _____________________
(________________) of the Shares subject to the Option, or any portion thereof, during the period commencing _____________________ (________________) from the
Date of Grant and ending on the Expiry Date;

                    (v)       as to _____________________ (________________) or
the balance of the Shares subject to the Option, or any portion thereof, during the period commencing _____________________ (________________) from the Date of
Grant and ending on the Expiry Date; provided that, if on the Date of Grant of this Option the Plan has not been approved by the Company's shareholders, this Option shall not be exercisable until such approval has been obtained.

               (b)  This Option may not be exercised for a fraction of a share.

               (c) In the event of the Optionee's death, disability, or termination of service with the Company, the exercisability of this Option is governed by the provisions of the Plan.

               (d) By exercising this Option the Optionee agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that the Optionee not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by the Optionee, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. The Optionee further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Optionee's Stock until the end of such period.

          3.2 REORGANIZATION. In the event of a reorganization as defined in this Section 3.2 in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company on or after the effective date of the reorganization, then unless provision is made by the acquiring corporation for the assumption of each Option granted under this Plan, or the substitution of an option therefor, such that no "modification" of any such Option occurs under Section 424 of the Code, the Option granted under this agreement shall become exercisable in full upon the Committee giving the Optionee the notice provided for in subparagraph 11.3 of the Plan, notwithstanding the cumulative schedule set forth in subsection 3.1(b) above, and such Option shall terminate upon the consummation of such reorganization. The term "reorganization" as used in this subsection 3.2 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

          3.3 METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company. The written notice shall be accompanied by payment of the exercise price as provided in Section 5 below.

     No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law, including all tax withholding laws, and the requirements of any stock exchange upon which the Shares may then be listed.

     4. OPTIONEE'S REPRESENTATIONS. If the Optionee is a resident or citizen of the United States of America, then in the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company the Optionee's Investment Representation Statement in such form as may be required in the opinion of the Company's legal counsel to comply with applicable state and federal securities laws.

     5. METHOD OF PAYMENT. Payment of the exercise price shall be by way of cheque, in Canadian funds, made payable to the Company in an amount equal to the full purchase price of the number of Shares specified in the notice of exercise.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would violate any applicable federal or state securities or other law or regulation, or the rules, regulations or listing requirements of any stock exchange upon which the shares are listed or included.

     7. RESIDENTS OF THE UNITED STATES. If the Optionee is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Shares may be endorsed with the following or a similar legend: "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any state ("State") of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States of America unless such shares are (i) registered under the Act and any applicable State securities act (a "State Act"), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S."

     8. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's Guardian, if any, as provided in the Plan. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. TERM OF OPTION. This Option is for a term of _____________________ (________________) YEARS, expiring on , (the "Expiry Date").

     10. TAXATION UPON EXERCISE OF OPTION. The Optionee understands that, if the Optionee is subject to the Code, then pursuant to certain provisions of the Code and upon exercise of this Option, the Optionee must recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If this is the case, the Company will withhold tax from Optionee's current compensation with respect to such income. If the Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option.

     11. NOT EMPLOYMENT AGREEMENT. This agreement is not an employment agreement, and nothing contained in this agreement shall obligate the Company or an Affiliate of the Company to retain an Optionee as an employee, officer, director, or consultant for any period, nor shall this agreement interfere in any way with the right of the Company or Affiliates of the Company to reduce the Optionee's compensation.

DATE OF GRANT:
              -----------------------

                                          GENETRONICS BIOMEDICAL LTD.

                                          By:
                                             -----------------------------------
                                             Lois J. Crandell, President & CEO

Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto; represents that Optionee is familiar with the terms and provisions of the Plan; and hereby accepts this Option subject to all of the terms and provisions of the Plan. Optionee further acknowledges that if the Plan has not been approved by the Company's shareholders on the date of grant of this Option, this Option is not exercisable until such approval has been obtained.

OPTIONEE:

                                           Date Signed:
-----------------------------------                    -------------------------
Name Here


Name Here
-----------------------------------
Print Name

-----------------------------------

-----------------------------------
Address

                                    EXHIBIT A

                        STOCK OPTION EXERCISE NOTICE AND
                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:    Name Here

COMPANY:      GENETRONICS BIOMEDICAL LTD.

SECURITY:     COMMON STOCK

AMOUNT:       ____________________
              (amount to be exercised)

DATE:         ____________________
              (date of exercise)

I hereby give notice of my election to purchase the above-described Securities pursuant to exercise of options granted under the GENETRONICS BIOMEDICAL LTD. 1997 Stock Option Plan. In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

      (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

      (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser satisfactory to the Company or a no-action letter is received from the Securities and Exchange Commission.

      (d) I am aware of the provisions of Rule 144 may not be applicable due to Company"s reliance on Regulation S Rule 903/904 exemption for foreign issues, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company; the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of Securities being sold during any three month period not exceeding the specified limitations stated therein.

      (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period has been satisfied.

      (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with a registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

      (g) I further agree (i) to provide such additional documents as the Company may require pursuant to the terms of the 1997 Stock Option Plan, and
(ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company's tax withholding obligation, if any, relating to the exercise of this stock option.

      (h) I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any of the Securities or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to these Securities until the end of such period.

      (i) I further understand that if the Plan has not been approved by the Company's shareholders, this Option is not exercisable until such approval has been obtained.

Signature of Purchaser:



                                           Date Signed:
--------------------------------------                 -------------------------
Name Here